UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        January 28, 2020

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38528	62-1378182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
□  Emerging growth company
□ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01          Entry into a Material Definitive Agreement.

On January 28, 2020, U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), U. S. Xpress, Inc., a Nevada corporation (“Xpress”), Xpress Shell, Inc., a Nevada corporation (“Xpress Shell”), U. S. Xpress Leasing, Inc., a Tennessee corporation (“Xpress Leasing”), Total Logistics, Inc., a Mississippi corporation (“Total”), Associated Developments, LLC, a Tennessee limited liability company (“Associated”), and Total Transportation of Mississippi LLC, a Mississippi limited liability company (“Total Mississippi”; and collectively with the Company, Xpress, Xpress Shell, Xpress Leasing, Total, and Associated, the “Borrowers”) and certain other of the Company’s direct and indirect wholly owned subsidiaries as Guarantors, entered into a new senior secured revolving credit facility (the “Credit Facility”) with Bank of America, N.A., as Administrative Agent, Swingline Lender, and L/C Issuer (“Agent”), and the other Lenders party thereto.  Contemporaneously with the funding of the Credit Facility, the Company paid off the obligations under its prior credit facility and terminated such facility.

The Credit Facility is structured as a $250.0 million revolving credit facility, with an uncommitted accordion feature that, so long as no event of default exists, allows the Borrowers to request an increase in the revolving credit facility of up to $75.0 million.  The Credit Facility is a five-year facility scheduled to terminate on January 28, 2025.  Borrowings under the Credit Facility are classified as either “base rate loans” or “eurodollar rate loans”.  Base rate loans accrue interest at a base rate equal to the highest of (A) the Federal Funds Rate plus 0.50%, (B) the Agent’s prime rate, and (C) LIBOR plus 1.00% plus an applicable margin that is set at 0.50% through June 30, 2020 and adjusted quarterly thereafter between 0.25% and 0.75% based on the ratio of the daily average availability under the Credit Facility to the daily average of the lesser of the borrowing base or the revolving credit facility.  Eurodollar rate loans accrue interest at LIBOR plus an applicable margin that is set at 1.50% through June 30, 2020 and adjusted quarterly thereafter between 1.25% and 1.75% based on the ratio of the daily average availability under the Credit Facility to the daily average of the lesser of the borrowing base or the revolving credit facility.  The Credit Facility includes, within its $250.0 million revolving credit facility, a letter of credit sub-facility in an aggregate amount of $75.0 million and a swingline sub-facility in an aggregate amount of $25.0 million.  An unused line fee of 0.25% is applied to the average daily amount by which the Lenders’ aggregate revolving commitments exceed the outstanding principal amount of revolver loans and aggregate undrawn amount of all outstanding letters of credit issued under the Credit Facility.  The Credit Facility is secured by a pledge of substantially all of the Company’s assets, excluding, among other things, any real estate or revenue equipment financed outside the Credit Facility.

Borrowings under the Credit Facility are subject to a borrowing base limited to the lesser of (A) $250.0 million; or (B) the sum of (i) 87.5% of eligible billed accounts receivable, plus (ii) 85.0% of eligible unbilled accounts receivable (less than 30 days), plus (iii) 85.0% of the net orderly liquidation value percentage applied to the net book value of eligible revenue equipment, plus (iv) the lesser of (a) 80.0% the fair market value of eligible real estate or (b) $25.0 million.  The borrowing base is reduced by an availability reserve, including reserves based on dilution and certain other customary reserves.  The Credit Facility contains a single springing financial covenant, which requires a consolidated fixed charge coverage ratio of at least 1.0 to 1.0.  The financial covenant is tested only in the event excess availability under the Credit Facility is less than the greater of (A) 10.0% of the lesser of the borrowing base or revolving credit facility or (B) $20.0 million.

The Credit Facility includes usual and customary events of default for a facility of this nature and provides that, upon the occurrence and continuation of an event of default, payment of all amounts payable under the Credit Facility may be accelerated, and the Lenders’ commitments may be terminated.  The Credit Facility contains certain restrictions and covenants relating to, among other things, dividends, liens, acquisitions and dispositions, affiliate transactions, and other indebtedness.

This description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility, which will be filed with the Company’s Form 10-Q for the quarter ending March 31, 2020.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01       Regulation FD Disclosure.

On January 28, 2020, the Company issued a press release announcing the Credit Facility.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	U.S. Xpress Enterprises, Inc. press release dated January 28, 2020 announcing the Credit Facility.

The information contained in Items 7.01 and 9.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Items 7.01 and 9.01 hereof and Exhibit 99.1 hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: January 28, 2020	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	U.S. Xpress Enterprises, Inc. press release dated January 28, 2020 announcing the Credit Facility.